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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 1, 1998
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                        OIS OPTICAL IMAGING SYSTEMS, INC.
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              Exact Name of Registrant as Specified in its Charter


          Delaware                     0-16343               38-2544320
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(State of other Jurisdiction of     (Commission          (I.R.S. Employer
Incorporation or Organization)      File Number)        Identification No.)


     47050 Five Mile Road, Northville, Michigan                        48167
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     (Address of Principal Executive Offices)                       (Zip Code)



Registrant's Telephone Number, including Area Code  (734) 454-5560
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ITEM 5 - OTHER EVENTS.

         As is more fully described in the attached press release, on September 1, 1998, OIS Optical Imaging Systems, Inc. ("OIS") announced the disappointing results of a strategic initiative it has been undergoing for several months. OIS's majority shareholder, Guardian Industries Corp. has advised the OIS Board of Directors that, while it has not made a final determination to cease funding the Company, such determination is being seriously considered.

         This report, including the press release attached hereto, contains statements that are not based on historical fact and are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Among other things, they regard the Company's liquidity, financial condition, operational matters and certain strategic initiatives and alternatives and their potential outcomes. Words or phrases denoting the anticipated results of future events, such as "anticipate," "believe," "estimate," "expects," "may," "not considered likely," "are expected to," "will continue," "project," and similar expressions that denote uncertainty are intended to identify such forward-looking statements. Additionally, from time to time, the Company or its representatives have made or may make oral or written forward-looking statements. Such forward-looking statements may be included in various filings made by the Company with the Securities and Exchange Commission, or in other press releases or oral statements made by or with the approval of an authorized executive officer of the Company. The Company's actual results, performance or achievements could differ materially from the results expressed in, or implied by, such forward-looking statements: (1) as a result of risks and uncertainties identified in the Company's publicly filed reports; (2) as a result of the outcome of one or more of the initiatives or alternatives described in the press release attached hereto; (3) as a result of factors over which the Company has no control, including the strength of domestic and foreign economies, the overall avionics display market, sales growth, competition and certain cost increases; or (4) if the factors on which the Company's conclusions are based do not conform to the Company's expectations.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS.

         OIS Press Release dated September 1, 1998.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           OIS OPTICAL IMAGING SYSTEMS, INC.



Date:   September 11, 1998                 By:    /s/ Charles C. Wilson
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                                                  Charles C. Wilson
                                                  Executive Vice President,
                                                  Chief Financial Officer
                                                  (Principal Financial and
                                                  Accounting Officer)

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                               INDEX TO EXHIBITS

EXHIBIT NO.                    DESCRIPTION
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EX. 99                         OIS Press Release dated September 1, 1998